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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 5, 2008


                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)

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
                MICHIGAN                                   0-452                                  38-1093240
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       (State or other jurisdiction                     (Commission                              (IRS Employer
              of incorporation)                         File Number)                          Identification No.)
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
                             100 EAST PATTERSON STREET
                                 TECUMSEH, MICHIGAN                                                  49286
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                      (Address of principal executive offices)                                    (Zip Code)
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       Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
     APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY AGREEMENTS OF CERTAIN
     OFFICERS.

     On February 5, 2008, our Board of Directors appointed James Wainright as
Vice President -- Operations, in which capacity he will serve as our principal operating officer.

     Mr. Wainright, 53, joined the Company in October of 2007. From 2001 until
October 2007, he was Senior Vice President of Operations at A. O. Smith
Corporation -- Electrical Products Division.

     Mr. Wainright's 2008 salary will be $400,000, and he will have an opportunity to earn a cash bonus of up to $300,000 in 2008 based on performance under our Annual Incentive Plan. In addition, our Compensation Committee is currently considering the amounts and forms of equity or equity-like grants that may be made this year to some of our executives, including Mr. Wainright, but the Committee has not yet taken official action in this regard. Mr. Wainright will also be eligible to participate in other employee benefits that we make available to our executives generally.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           TECUMSEH PRODUCTS COMPANY


Date: February 11, 2008                    By /s/ James S. Nicholson
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                                              James S. Nicholson
                                              Vice President, Treasurer and
                                              Chief Financial Officer